                                                                      Exhibit 24


                      POWER OF ATTORNEY TO SIGN AMENDMENTS

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint I. Craig Henderson and Sally A. Davenport, and each of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agent to act for him in his name, place and stead, in any and all capacities, to sign any or all amendments to this Annual Report on Form 10-K/A, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause do be done by virtue hereof.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


             SIGNATURE                               TITLE                       DATE
             ---------                               -----                       ----

       /S/ I. CRAIG HENDERSON        Chairman of the Board, Chief            April 9, 1998
      -----------------------        Executive Officer (Principal
      I. Craig Henderson, M.D.       Executive and Financial Officer)


     /S/ ANTHONY T. HENDRICKSON      Corporate Controller (Principal         April 9, 1998
     --------------------------      Accounting Officer)
         Anthony T. Hendrickson


        /S/ ROBERT G. FARIS          Director                                April 9, 1998
        -------------------
           Robert G. Faris


      /S/ RICHARD C.E. MORGAN        Director                                April 9, 1998
      -----------------------
         Richard C.E. Morgan


       /S/ E. DONNALL THOMAS         Director                                April 9, 1998
       -----------------------
       E. Donnall Thomas, M.D.


       /S/ ROBIN D. CAMPBELL         Director                                April 9, 1998
      -----------------------
      Robin D. Campbell, Ph.D





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